THE SECURITY REPRESENTED HEREBY HAS NOT BEEN
          REGISTERED UNDER FEDERAL OR ANY STATE SECURITIES
          LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED
          IN THE ABSENCE OF SUCH REGISTRATION OR COMPLIANCE
          WITH THE TERMS OF AN APPLICABLE EXEMPTION FROM
          SUCH REGISTRATION AND THE FURNISHING TO THE
          COMPANY OF AN ACCEPTABLE OPINION OF COUNSEL THAT
          SUCH EXEMPTION IS AVAILABLE.


                      AMENDED AND RESTATED
             12% CONVERTIBLE SUBORDINATED DEBENTURE

                       as of July 14, 1995


     LOGIMETRICS, INC., a Delaware corporation (the "Company"),
hereby promises to pay to the order of              (together
with its, his or her successors and assigns, the "Holder") the principal amount of twenty thousand dollars ($20,000) together with interest thereon calculated from the date hereof in accordance with the provisions of this debenture ("Debenture").

     This Debenture is one of a series of Amended and Restated
12% Convertible Subordinated Debentures ("Debentures") the principal of which aggregates three hundred thousand dollars
($300,000).  All Debentures rank pari passu.

     By accepting this Debenture, the Holder agrees that the obligations of the Company to Holder under this Debenture shall be subordinated to the Senior Debt (as hereinafter defined) of the Company upon the terms set forth in paragraph 4 hereof. Subject to the foregoing, this Debenture shall in all respects rank pari passu with all existing and future indebtedness of the Company which is not Senior Debt.

     1. Payment of Interest. Interest will accrue from the date hereof at the rate of twelve percent (12%) per annum on the unpaid principal amount of this Debenture outstanding from time to time. Subject to paragraph 4 hereof, the Company will pay to the Holder all accrued and unpaid interest on this Debenture on June 15, 1996 and quarterly thereafter, in arrears, on the 15th day of September, the 15th day of December, the 15th day of March and the 15th day of June to and including the earlier to occur of the Conversion Date (hereinafter defined) or the Due Date (hereinafter defined). Interest will accrue at the rate of fifteen percent (15%) per annum on any principal payment past due under this Debenture and, unless prohibited under applicable law (and if so prohibited then only to the extent not so prohibited), on any interest which has not been paid on the date on which it is due and payable (without giving effect to any applicable grace periods or paragraph 4 hereof) until such time as payment therefor is actually delivered to the Holder.

     2.   Payment of Principal on Debenture.

          (a) Scheduled Payments. Subject to paragraph 4 hereof the Company will repay the principal amount of this Debenture on July 14, 1997 ("Due Date").

          (b) Optional Prepayment. Subject to paragraph 4 hereof and the prior repayment in full of the Senior Debt, the Company may at any time hereafter prepay, without premium or penalty, all (but not less than all) of the outstanding principal amount of the Debentures, together with interest accrued on such prepaid amount to the date of payment. No Debenture may be prepaid unless all Debentures are prepaid.

          (c) Notice of Prepayment. The Company will give written notice of its election to prepay this Debenture to the Holder in person or by registered or certified mail, return receipt requested, at least twenty (20) business days prior to the date of prepayment. On the date of prepayment specified in the Company's notice, the Company will deliver to the Holder of this Debenture in person or by registered or certified mail, return receipt requested, a cashier's or certified check for the entire outstanding principal amount being prepaid, together with all accrued interest thereon through the date of prepayment.

     3. Pro Rata Payment. The Company agrees that any payments to the Holders of the Debentures (whether for principal, interest or otherwise) will be made pro rata among such Holders based upon the unpaid principal amount of each Debenture held by each such Holder. If any Holder of a Debenture obtains any payment (whether voluntary, involuntary, by application of offset or otherwise) of principal on any Debenture in excess of such Holder's pro rata share of payments obtained by all Holders of the Debentures, such Holder will purchase from the other Holders of the Debentures such participation in the Debentures held by them as is necessary to cause such Holders to share the excess payment ratably among each of them as provided in this paragraph 3.

     4. Subordination. The Company's payment, whether voluntary or involuntary, whether in cash, property, securities or otherwise and whether by application of offset or otherwise (hereinafter "Payment") of any of its obligations under this Debenture shall be subject to the following restrictions:

          (a) Subordination to Senior Debt. Anything in this Debenture to the contrary notwithstanding, the obligations of the Company in respect of the principal of and interest (including any premium or penalty) on this Debenture and any other amounts due under this Debenture (the "Subordinated Debt") shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the Senior Debt. "Senior

Debt", when used with respect to the Company, means (i) all institutional indebtedness or institutional capitalized lease obligations of the Company, (ii) indebtedness evidenced by the Company's 12% Convertible Senior Subordinated Debentures, dated March 7, 1996 ("Senior Subordinated Debentures"), (iii) all guarantees by the Company of any type of indebtedness described in clause (i) above and (iv) renewals, extensions, refinancings, deferrals, restructurings, amendments, modifications and waivers of the indebtedness described in clauses (i) and (ii) above.

          (b) Default on Senior Debt. So long as the Senior Debt has not been paid in full, if there shall occur an event of default or there shall occur any event which with the passage of time or giving of notice, or both, would constitute an event of default under the terms of any instrument or agreement relating to Senior Debt (any of the foregoing being a "Senior Debt Default") then, unless and until such Senior Debt Default shall have been remedied or waived the Company will not make any Payment on any Subordinated Debt, and the Holders of Subordinated Debt will not receive or accept any direct or indirect Payment in respect thereof, and the Company may not redeem or otherwise acquire any Subordinated Debt.

          (c) Changes in Senior Debt. Any holder of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the Holder and without incurring responsibility to the Holder, and without impairing or releasing the obligations of the Holder hereunder:

                 (i)   Change the manner, place or terms of
     payment or change or extend the time of payment of or renew or alter the Senior Debt or any portion thereof;

                (ii) Sell, exchange, release or otherwise deal with any collateral securing the Senior Debt or any other property by whomsoever at any time pledged or mortgaged to secure, or however securing, the Senior Debt or any portion thereof; and

               (iii)   Apply any sums by whomsoever paid or
     however released to the Senior Debt or any portion thereof.

          (d) Consent to Senior Debt. By acceptance of this Debenture, the Holder hereby consents to the making of Senior Debt and hereby acknowledges that each current and future holder of Senior Debt has relied, and in the future will rely, upon the terms of this Debenture. The holders of Senior Debt shall have no liability to the Holder and the Holder hereby waives any claim which it may have now or hereafter against any holder of Senior Debt arising from any and all actions which any holder of Senior Debt may take or omit to take in good faith with regard to the Senior Debt or its rights or obligations hereunder.

          (e)  Payments in Trust.  Until the Senior Debt has been

repaid in full, in the event the Holder shall receive any Payment in contravention of the provisions of this Section 4, including Payments arising under the subordination provisions of any other indebtedness of the company, the Holder shall hold all such Payments so received in trust for the holders of Senior Debt and shall forthwith turn over all such Payments to the holders of Senior Debt in the form received (except for the endorsement or assignment of the Holder as necessary, without recourse or warranty) to be applied to payment of the senior Debt whether or not then due and payable. Any Payment so received in trust and turned over to the holders of Senior Debt shall not be deemed a Payment in satisfaction of the Subordinated Debt or the Company.

          (f) Payment in full of Senior Debt; Subrogation. If any payment or distribution to which a Holder of Subordinated Debt would otherwise have been entitled but for the provisions of this paragraph 4 shall have been applied, pursuant to the provisions of this paragraph 4, to the payment of Senior Debt, then and in such case, the Holder of the Subordinated Debt (i) shall be entitled to receive from the holders of Senior Debt at the time outstanding any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all Senior Debt in cash in full (whether or not then due), and (ii) following payment of the Senior Debt in full, shall be subrogated to any right of the holders of Senior Debt to receive any and all further payments or distributions applicable to Senior Debt, until all the Subordinated Debt shall have been paid in full. If the Holder of the Subordinated Debt shall have been subrogated to the rights of the holders of Senior Debt due to the operation of this paragraph 4(g), the Company agrees to take all such reasonable actions as are requested by such Holders of the Subordinated Debt in order to cause such Holders to be able to obtain payments from the Company with respect to such subrogation rights as soon as possible.

          (g)  No Impairment of the Company's Obligations.
Except as expressly provided herein, nothing contained in this
Section 4, as between the Company and the Holder of the Subordinated Debt, shall impair the obligation of the Company, which is absolute and unconditional, to pay to the Holder the amount of the Subordinated Debt as and when the same shall become due and payable in accordance with the terms hereof.

          (h)  Advances in Reliance.  The Holder of the
Subordinated Debt, by its acceptance thereof, agrees that each holder of Senior Debt has advanced funds or may in the future advance funds in reliance upon the terms and conditions hereof.

          (i) Non-Waiver of Rights. No right of any holder of Senior Debt to enforce its right of subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of the Subordinated Debt, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (j) Recaptured Payments. Any Payments received by a holder of Senior Debt from the Company or the Holder which, in connection with an Insolvency Event or Proceeding (hereinafter defined), is required to be remitted to the payor or the bankrupt estate shall not be deemed a Payment to such holder of Senior Debt for all purposes hereunder.

     5.   Conversion Rights.

          (a) The Holder of this Debenture has the right (the "Conversion Right"), exercisable at his, her or its option at any time during which the principal amount of this Debenture is outstanding, to convert this Debenture, but only in whole, into eighty thousand (80,000) shares of the Company's Common Stock, par value $.01 per share ("Common Stock") subject to adjustment in certain circumstances described herein.

          (b) The Conversion Right is exercisable upon surrender of this Debenture, together with a conversion notice, in the form attached hereto as Exhibit A, duly executed and completed, evidencing the election of the Holder to exercise the Conversion Right, to the Company's principal office at 121-03 Dupont Street, Plainview, New York 11803. The registered owner of this Debenture shall become the record Holder of the Common Stock issuable upon conversion as of the date of exercise of the Conversion Right (the "Conversion Date"). The shares issued in connection with the Conversion Right shall be registered initially in the name of the Holder, and delivered to the Holder no later than two (2) business days after receipt of a properly completed conversion notice. Upon conversion, the Company shall pay to the Holder accrued but unpaid interest on this Debenture up to, but excluding, the Conversion Date.

          (c) In case, at any time or from time to time after the date of issuance of this Debenture ("Issuance Date"), the Company shall issue or sell shares of its Common Stock (other than any Common Stock issuable upon (i) conversion of the Debentures, (ii) exercise of those certain Amended and Restated Series A Warrants dated March 7, 1996 to purchase 600,000 shares of Common Stock ("Series A Warrants"), (iii) exercise by each of Murray H. Feigenbaum and Jerome Deutsch (the "Principals") of their right to purchase 100,000 shares of Common Stock at a price of $.10 per share ("Principals' Options"), (iv) exercise of those certain Amended and Restated Series B Warrants dated March 7, 1996 to purchase 1,500,000 shares of Common Stock ("Series B Warrants"), (v) conversion of the Senior Subordinated Debentures,
(vi) exercise of those certain Series C Warrants dated March 7, 1996 to purchase an aggregate of 2,542,380 shares of Common Stock ("Series C Warrants"), (vii) exercise of those certain Series D Warrants dated March 7, 1996 to purchase an aggregate of 2,830,200 shares of Common Stock ("Series D Warrants"), (viii)

exercise of those certain Series E Warrants dated March 7, 1996 to purchase 1,000,000 shares of the Company's Common Stock ("Series E Warrants" and together with the Series A, B, C and D Warrants, "Warrants"), (ix) exercise of those certain Stock Options, dated March 7, 1996 to purchase 1,000,000 shares of Common Stock issued to Richard K. Laird ("Laird Options") and (x) conversion of the Company's 30 shares of Series A 12% Cumulative Convertible Redeemable Preferred Stock ("Preferred Stock" and together with the 1995 Debentures, the Senior Subordinated Debentures, the Warrants, the Laird Options, the Principals' Options and any shares of Common Stock issuable upon conversion or exercise thereof, the "Subject Securities")) for a consideration per share less than $.25 per share ("Purchase Price"), or, if a Pro Forma Adjusted Purchase Price (hereinafter defined) shall be in effect as provided below in this paragraph (c), then less than such Pro Forma Adjusted Purchase Price per share, then and in each such case the holder of this Debenture, upon the conversion hereof as provided in paragraph (a) hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the conversion of this Debenture, a number of shares of Common Stock determined by (a) dividing the Purchase Price by a Pro Forma Adjusted Purchase Price per share to be computed as provided below in this paragraph (c), and (b) multiplying the resulting quotient by the number of shares of Common Stock into which this Debenture is then convertible. A Pro Forma Adjusted Purchase Price per share shall be the price computed (to the nearest cent, a fraction of half cent or more being considered a full cent):

          by dividing (i) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the Purchase Price (or, if a Pro Forma
          Adjusted Purchase Price shall be in effect, by such Price), and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

For the purpose of this paragraph (c):

                 (i)   In case the Company splits its Common
     Stock or shall declare any dividend, or make any other distribution, upon any stock of the Company of any class payable in Common Stock, or in any stock or other securities directly or indirectly convertible into or exchangeable for Common Stock (any such stock or other securities being hereinafter called "Convertible Securities"), such split, declaration or distribution shall be deemed to be an issue or sale (as of the record date for such split, dividend or other distribution), without consideration, of such Common Stock or such Convertible Securities, as the case may be.


                (ii) In case the Company shall issue or sell any Convertible Securities other than the Subject Securities, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all such Convertible Securities.

                    If the price per share so determined shall be less than the Purchase Price (or, if a Pro Forma Adjusted Purchase Price shall be in effect, less than such Price) as of the date of such issue or sale, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the Pro Forma Adjusted Purchase Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the Pro Forma Adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all such Convertible Securities which shall have been converted or exchanged.

               (iii) In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock of any class other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options.

                    If the price per share so determined shall be less than the Purchase Price (or, if a Pro Forma Adjusted Purchase Price shall be in effect, less than such Price) as of the date of such issue or sale, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company upon the exercise thereof, the Pro Forma Adjusted Purchase Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

                (iv) In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities, such Convertible Securities shall be deemed, for the purposes of subparagraph (iii) above, to have been issued or sold for the total amount received or receivable by the Company as consideration for the granting of such rights or options plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, provided that, upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made upon the basis that the only Convertible Securities so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

                 (v)   In case any shares of stock or other
     securities, other than Common Stock of the Company, shall at any time be receivable upon the conversion of this

     Debenture, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Debenture, then and in each such case the Pro Forma Adjusted Purchase Price per share shall forthwith be adjusted, substantially in the manner provided for above in this paragraph (c), so as to protect the holder of this Debenture against the effect of such dilution.

                (vi)   In case any shares of Common Stock or
     Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deducting any expenses incurred and any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale.

               (vii) In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash (or a consideration which includes cash, if any cash constitutes a part of the assets of a corporation or business substantially all of the assets of which are being received a such consideration) then, for the purpose of this paragraph (c), the Board of Directors of the Company shall promptly determine the fair value of such consideration, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued or sold on the date of such determination in good faith. Such value shall not be more than the amount at which such consideration is recorded in the books of the Company for accounting purposes except in the case of an acquisition accounted for on a pooling of interest basis.
     In case any Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the Board of Directors of the Company shall promptly determine what part of the consideration so received is to be deemed to be the consideration for the issue or sale of such Common Stock or Convertible Securities or such rights or options.

                    The Company covenants and agrees that, should any determination of fair value of consideration or of allocation of consideration be made by the Board of Directors of the Company, pursuant to this subparagraph
     (vii), it will, not less than seven (7) days after any and each such determination, deliver to the holder of this Debenture a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company reciting such value as thus determined and setting forth the nature of the transaction for which such determination was required to be made, the nature of any consideration, other than cash, for which Common Stock, Convertible Securities, rights or options have been or are to be issued, the basis for its valuation, the number of shares of Common Stock which have been or are to be issued, and a description of any Convertible Securities, rights or options which have been or are to be issued, including their number, amount and terms.

              (viii) In case the Company shall take a record of the holders of shares of its stock of any class for the purpose of entitling them (a) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

                (ix)   The number of shares of Common Stock
     outstanding at any given time shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock, but shall exclude shares in the treasury of the Company.

                 (x) Following each computation or readjustment of a Pro Forma Adjusted Purchase Price as provided in this paragraph (c), the newly computed or adjusted Pro Forma Adjusted Purchase Price shall remain in effect until a further computation or readjustment thereof is required by this paragraph (c).

                (xi) In case at any time or from time to time after the Issuance Date the holders of the Common Stock of the Company of any class (or any other shares of stock or other securities at the time receivable upon the exercise of this Debenture) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive:

                    (A)   other or additional stock or other
          securities or property (other than cash) by way of dividend;

                    (B)   any cash paid or payable out of capital
          or paid-in surplus or surplus created as a result of a

          revaluation of property by way of dividend; or

                    (C)   other or additional (or less) stock or
          other securities or property (including cash) by way of stock-split, spin-off, split-off, split-up, reclassification, combination of shares or similar corporate rearrangement;

(other than additional shares of Common Stock issued to holders of Common Stock as a stock dividend or stock-split, adjustments in respect of which shall be covered by the provisions of this paragraph (c)), then in each case the holder of this Debenture, upon the conversion hereof as provided in paragraph (a) hereof, shall be entitled to receive, in lieu of, or in addition to, as the case may be, the shares theretofore receivable upon the conversion of this Debenture, the amount of stock or other securities or property (including cash in the cases referred to in clauses (B) and (C) above) which such holder would hold on the date of such exercise if, on the Issuance Date, he, she or it had been the holder of record of the number of shares of Common Stock of the Company into which this Debenture is convertible and had thereafter, during the period from the Issuance Date to and including the date of such conversion, retained such shares and/or all other or additional (or less) stock or other securities or property (including cash in the cases referred to in clauses (B) and (C) above) receivable by him, her or it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraph (c) and subparagraph
(xii) hereof.

               (xii)   In case of any reorganization of the
     Company (or any other corporation the stock or other securities of which are at the time deliverable on the conversion of this Debenture) after the date hereof, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all its assets to another corporation, then and in each such case the holder of this Debenture, upon the conversion hereof as provided in paragraph (a) hereof, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had converted this Debenture immediately prior thereto, all subject to further adjustments as provided for herein; in each such case, the terms of this Debenture shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Debenture after such consummation.

              (xiii) The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the conversion of this Debenture above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the conversion of this Debenture.

               (xiv)   In each case of an adjustment in the
     number of shares of Common Stock or other stock, securities or property receivable on the conversion of this Debenture, at the request of the holder of this Debenture the Company at its expense shall promptly cause independent public accountants of recognized standing, selected by the Company, to compute such adjustment in accordance with the terms of this Debenture and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (A) the consideration received or to be received by the Company for any additional shares issued or sold or deemed to have been issued or sold, (B) the number of shares of Common Stock outstanding or deemed to be outstanding and (C) the Pro Forma Adjusted Purchase Price. The Company will forthwith mail a copy of each such certificate to the holder of this Debenture.

                (xv)   In case:

                    (A)   the Company shall take a record of the
          holders of its Common Stock (or other stock or securities at the time deliverable upon the conversion of this Debenture) for the purpose of entitling or enabling them to receive any dividend (other than a cash or stock dividend at the same rate as the rate of the last cash or stock dividend theretofore paid) or other distribution, or to exercise any preemptive right pursuant to the Company's charter, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                    (B)   of any capital reorganization of the
          Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or


                    (C)   of the voluntary or involuntary
          dissolution, liquidation or winding up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the holder of this Debenture a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the times, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Debenture) shall be entitled to exchange their shares of Common Stock of any class (or such other stock or securities) for reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up or (iii) the amount and character of the stock or other securities proposed to be issued or granted, the date of such proposed issuance or grant and the persons or class of persons to whom such stock or other securities ar to be offered, issued or granted. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

               (xvi) The Company will at all times reserve and keep available, solely for insurance and delivery upon the conversion of this Debenture and other similar Debentures, such shares of Common Stock and other stock, securities and property as from time to time shall be issuable upon the exercise of this Debenture and all other similar Debentures at the time outstanding.

              (xvii)   Upon receipt of evidence reasonably
     satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Debenture of like tenor.

             (xviii)   (A)  Within 90 days after the date hereof,
          the Company will file a registration statement ("Registration Statement") with the Securities and Exchange Commission ("SEC") covering the Subject Securities (other than the Debentures, the Senior Subordinated Debentures and the Preferred Stock) and the shares of Common Stock issuable upon conversion of the Debentures and the Subject Securities (collectively "Registrable Securities"), and will use its best efforts to cause the Registration Statement to become effective on or prior to the ninetieth day after such filing and to keep the Registration Statement effective for a period of seven years from the date it is declared effective by the SEC.

                    (B)   Except as otherwise expressly stated
          herein, the following provisions shall be applicable to the Registration Statement:

                       (aa)   The Company will use its best
               efforts to cause the Registration Statement to become effective as promptly as possible, and if any stop order shall be issued by the SEC in connection therewith to use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of the holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Act, and other documents necessary or incidental to a public offering of the Registrable Securities, as shall be reasonably requested by the holder to permit the holder to make a public distribution of its, his or her Registrable Securities. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the holder of Registrable Securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the holder's Registrable Securities are expressly conditioned on the holder's furnishing to the Company such appropriate information concerning the holder, the holder's Registrable Securities and the terms of the holder's offering of such Registrable Securities as the Company may reasonably request.

                       (bb)   The Company shall pay all expenses
               incurred in complying with the provisions of this subparagraph (xviii), including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses and the expenses of any regular and special audits incident to or required by any such registration. All underwriting discounts and selling commissions applicable to the sales of the Registrable Securities, and any state or federal transfer taxes payable with respect to the sales of the Registrable Securities and all fees and disbursements of counsel for the Holder, if any, in each case arising in connection with registration of the Registrable Securities shall be payable by the Holder.

                       (cc)   In connection with the registration
               of the Registrable Securities pursuant to this subparagraph (xviii), the Company shall indemnify and hold harmless the Holder, its affiliates, officers, directors, partners, employees, agents and representatives, each person, if any, who controls the Holder within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any person claiming by or through any of them (collectively, the "Indemnified Persons") from and against all losses, claims, damages, expenses or liabilities (or actions in respect thereof) arising out of or are based upon any untrue statement of any material fact contained in the Registration Statement or alleged untrue statement, under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and will reimburse the Indemnified Persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to any Indemnified Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Registration Statement, said preliminary prospectus or said final prospectus or said amendment or supplement or any document incident thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the

               Holder.

                       (dd)   The Holder will indemnify and hold
               harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any and all such losses, claims, damages or liabilities arising from any untrue statement in, or omission from, the Registration Statement, any such preliminary or final prospectus, amendment, or supplement or document incident thereto if the statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Holder for use in connection with the preparation of the Registration Statement or such prospectus or amendment or supplement thereof.

                       (ee)   The reimbursements required by
               clauses (cc) and (dd) shall be made by periodic payments during the course of the investigation or defense as and when bills are received or expenses incurred; provided, however, that to the extent that an indemnified party receives periodic payments for legal or other expenses during the course of an investigation or defense, and such party subsequently received payments for such expenses from any other parties to the proceeding, such payments shall be used by the indemnified party to reimburse the indemnifying party for such periodic payments. Any party which proposes to assert the right to be indemnified under clause
               (cc) or (dd) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against any indemnified party hereunder, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the failure to so notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any obligation which it may have to any indemnified party hereunder unless and only to the extent that the indemnifying party is prejudiced by said lack of notice. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expense, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless (A) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel), that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, (C) the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (D) the indemnifying party shall not in fact have employed counsel to assume the defense of such action within 15 days after receipt of notice of such action. An indemnifying party shall not be liable for any settlement or any action or claim effected without its consent.

                       (ff)   If the indemnification provided for
               in this subparagraph (xviii) is unavailable to any indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                       (gg)   The Company and the Holder agree
               that it would not be just and equitable if contribution pursuant to clause (ff) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision hereof, in no event shall the contribution obligation of the Holder be greater in amount than the excess of (A) the dollar amount of proceeds received by the Holder upon the sale of the securities giving rise to such contribution obligation over (B) the dollar amount of any damages that the Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                       (hh)   Neither the filing of the
               Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the holder shall impose upon the holder any obligation to sell his, her or its Registrable Securities.

                       (ii)   The holder, upon receipt of notice
               from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of his, her or its Registrable Securities until the holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

     6.   Events of Default.

          (a) Definition. For the purposes of this Debenture, an Event of Default hereunder will be deemed to have occurred if:

                 (i)   the Company fails to pay when due the
     interest and principal then due and payable on this Debenture, whether or not such payment is prohibited by paragraph 4 hereof, and such failure has continued for a period of 15 days if such interest and principal is payable by reason of conversion of this Debenture and 5 days if such interest and principal is payable upon maturity of this Debenture;

                (ii) the Company fails to perform or observe any other provision contained in the Debenture and, if such failure is capable of being cured, such failure continues for a period of 30 days after the Company's receipt of written notice thereof;

               (iii) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company as bankrupt or insolvent; or any order for relief with respect to the Company is entered under the Federal Bankruptcy Code; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction ("Insolvency Event or Proceeding"); or any such petition or application is filed, or any such proceeding is commenced, against the Company and either (y) the Company by any act indicates its approval thereof, consents thereto or acquiescence therein or (z) such petition application or proceeding is not dismissed within 60 days; or

                (iv) a final judgment which in the aggregate with other outstanding final judgments against the Company exceeds $250,000 shall be rendered against the Company and within 90 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 90 days after the expiration of such stay, such judgment is not discharged.

          (b)  Consequences of Events of Default.

                 (i)   If any Event of Default (other than the

     type described in subparagraph 6(a)(iii) above) has occurred, the Holder or Holders of Debentures representing a majority of the aggregate principal amount of Debentures then outstanding may, to the extent permitted under the provisions of Section 4 hereof, demand (by written notice delivered to the Company) immediate payment of all or any portion of the outstanding principal amount of the Debentures owed by such Holder or Holders. If such Holder or Holders of the Debentures demand immediate payment of all or any portion of such Holder's or Holders' Debentures, the Company will, to the extent permitted under the provisions of Section 4 hereof, immediately pay to such Holder or Holders the principal amount of the Debentures requested to be paid (plus accrued interest hereon). If an Event of Default of the type described in subparagraph 6(a)(iii) above has occurred, then all of the outstanding principal amount of the Debentures shall automatically be immediately due and payable without any action on the part of any Holders of the Debenture.

                (ii) If an Event of Default has occurred, each Holder of the Debentures will also have any other rights which such Holder may have pursuant to applicable law, in each case provided such rights are consistent with the provisions of Section 4 hereof.

     7. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Debenture may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holders of a majority of the outstanding principal amount of the Debentures, provided, however, neither the interest rate or principal amounts payable under the Debentures, the dates on which interest or principal under the Debentures is due nor the obligations to make payments on the Debentures on a pro rata basis shall be amended without the prior written consent of each Holder affected thereby, and of each holder of Senior Debt, and further provided, however, that any amendment or waiver which might in any way adversely affect the holders of Senior Debt, including, but not limited to, any amendment or waiver affecting the provisions of paragraph 4 or this paragraph 7 shall require the prior written consent of each holder of Senior Debt. Any attempted amendment or waiver of the provisions of the Shareholders and Debentureholders Agreement which might in any way adversely affect the holders of Senior Debt shall require the prior written consent of each holder of the Senior Debt. Any attempted amendment or waiver of the Shareholders and Debentureholders Agreement or this Debenture without the consents required hereby shall be null and void ab initio and of no legal effect. Any amendment or waiver effected in accordance with this paragraph 7 shall be binding upon each Holder of this Debenture and each holder of Senior Debt at the time and each future Holder of this Debenture and holder of Senior Debt.


     8. Cancellation. After all principal and accrued interest at any time owed on this Debenture has been paid in full, this Debenture will be surrendered to the Company for cancellation and will not be reissued.

     9. Place of Payment. Payments of principal and interest are to be delivered to the Holder at the office of the Company, 121-03 Dupont Street, Plainview, New York 11803, or to such other address or to the attention of such other Person as specified by prior written notice to the Company.

     10. Waiver of Presentment, Demand and Dishonor. The Company hereby waives presentment for payment, protest, demand, notice of protest, notice of non-payment and diligence with respect to this Debenture, and waives and renounces all rights to the benefit of any statute of limitations or any moratorium, appraisement, exemption or homestead now provided or that hereafter may be provided by any federal or applicable state statute, including but not limited to exemptions provided by or allowed under the Federal Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Debenture and any and all extensions, renewals and modifications hereof.

          No failure on the part of the Holder hereof or of any other Debentures to exercise any right or remedy hereunder with respect to the Company, whether before or after the happening of an Event of Default, shall constitute a waiver of any future Event of Default or of any other Event of Default. No failure to accelerate the debt of the Company evidenced hereby by reason of an Event of Default or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter; or shall be deemed to be a novation of this Debenture or a reinstatement of such debt evidenced hereby or a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right Holder may have, whether by the laws of the state governing this Debenture, by agreement or otherwise; and the Company hereby expressly waives the benefit of any statute or rule of law or equity that would produce a result contrary to or in conflict with the foregoing.

     11. Usury. The Holder and the Company intend that the obligations evidenced by this Debenture conform strictly to the applicable usury laws from time to time in force. All agreements between the Company and Holder, whether now existing or hereafter arising and whether oral or written, hereby are expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Holder, or collected by Holder, by or on behalf of the Company for the use, forbearance or detention of the money to be loaned to the Company hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein of the Company to Holder, or in any other document evidencing, securing or pertaining to such indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury law. If under any circumstances whatsoever fulfillment of any provision hereof or any other document, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Holder ever shall receiver from or on behalf of the Company an amount deemed interest, by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the Company's principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to the Company or to any other person making such payment on the Company's behalf.

     12. Governing Law. The validity, construction and interpretation of this Debenture will be governed by the internal laws, but not the law of conflicts and choices of law, of the State of New York.

     IN WITNESS WHEREOF, the Company has executed and delivered this Series A Amended and Restated Convertible Subordinated
Debenture this 7th day of March, 1996, as of the date first above written.

                              LOGIMETRICS, INC.



                              By:
                                 -------------------------------
                              Name:   Murray H. Feigenbaum
                              Title:  President

                                   EXHIBIT A

                              ELECTION TO CONVERT


                 (All capitalized terms used and not otherwise
                    defined herein shall have the meanings
                      assigned to them in the Debenture)


LogiMetrics, Inc.
121-03 Dupont Street
Plainview, NY  11803

TO WHOM IT MAY CONCERN:

     The undersigned registered owner of the attached Amended and Restated 12% Series A Convertible Subordinated Debenture hereby irrevocably exercises the option to convert such Debenture into Common Stock of LogiMetrics, Inc. in accordance with the terms thereof, and directs that any shares issuable and deliverable upon the conversion be issued in the name of and delivered to the undersigned.



                                         -------------------------------
                                         [Name of Debentureholder]


Dated:              , 199_